Other gains/(losses) - net - Summary of Detailed Information About Other Gains Losses Net Explanatory (Parenthetical) (Detail) - CNY (¥) ¥ in Thousands		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Discloure of Detailed Information About Other Gains Losses Net [Abstract]
Foreign exchange losses due to depreciation		¥ 877,000
Other losses are due to one time recovery of losses	[1]	¥ (179,791)	¥ 143,470	¥ (114,653)

[1]	Other losses of RMB180 million in 2023 compared to other gains of RMB143 million in 2022, was mainly due to the increase of losses associated with certain risk assets and the high base of the same period last year due to one time recovery of losses associated with legacy business via law suit.